UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 9, 2015

ARC Document Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32407	20-1700361
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1981 N. Broadway, Walnut Creek, California		94596
(Address of Principal Executive Offices)		(Zip Code)

(925) 949-5100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2015, ARC Document Solutions, Inc. (the “Company”) entered into amended and restated executive employment agreements (the “Employment Agreements”) with each of Messrs. Jorge Avalos (Chief Financial Officer), Rahul K. Roy (Chief Technology Officer) and Dilantha Wijesuriya (Chief Operating Officer) (each, the “Executive”).

Language was added to the Employment Agreements to ensure compliance with current guidance under Internal Revenue Code Section 409A, and to prevent any accelerated or additional tax under such Section. Additionally, the Employment Agreements now expressly indicate the Executive’s acknowledgment and acceptance of the Company’s clawback right as to all incentive-based compensation pursuant to the Company’s Executive Compensation Recovery Policy. The Executive accordingly agrees that in the event that the Company is required to prepare restated financial results owing to material noncompliance with financial reporting requirements, the Company will recover or cancel any incentive-based compensation paid to the Executive during the 3-year period preceding the date as of which the Company is required to prepare the accounting restatement, to the extent that such compensation exceeds the amount that would have been paid to the Executive had it been based on the restated results, or will offset any compensation otherwise payable in the event that the Executive fails to repay any incentive-based compensation subject to forfeiture or clawback.

In addition, the Employment Agreements raise the cap on annual incentive bonuses to 150% of the Executive’s annual base salary from 80% of annual base salary, for Messrs. Avalos and Roy, and from 100% of annual base salary, for Mr. Wijesuriya.

The foregoing description of the Employment Agreements is a summary and is qualified in its entirety by the terms of the Employment Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Executive Employment Agreement, dated June 9, 2015, between ARC Document Solutions, Inc. and Jorge Avalos

10.2	Amended and Restated Executive Employment Agreement, dated June 9, 2015, between ARC Document Solutions, Inc. and Rahul K. Roy

10.3	Amended and Restated Executive Employment Agreement, dated June 9, 2015, between ARC Document Solutions, Inc. and Dilantha Wijesuriya

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2015	ARC DOCUMENT SOLUTIONS, INC.

	By:	/s/ D. Jeffery Grimes
D. Jeffery Grimes
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Executive Employment Agreement, dated June 9, 2015, by and between ARC Document Solutions, Inc. and Jorge Avalos

10.2	Amended and Restated Executive Employment Agreement, dated June 9, 2015, by and between ARC Document Solutions, Inc. and Rahul K. Roy

10.3	Amended and Restated Executive Employment Agreement, dated June 9, 2015, by and between ARC Document Solutions, Inc. and Dilantha Wijesuriya